UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2023

Crown Electrokinetics Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39924	47-5423944
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1110 NE Circle Blvd.

Corvallis, Oregon 97330
(Address of principal executive offices and zip code)

(800) 674-3612
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CRKN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Series F-1 Preferred Stock Offering

On June 13, 2023, Crown Electrokinetics Corp. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which, at the closing of the transactions contemplated by the Purchase Agreement (the “Closing”) the Purchasers agreed to purchase an aggregate of 3,583 shares of the Company’s newly created Series F-1 Convertible Preferred Stock (“Series F-1 Preferred Stock”) for an aggregate purchase price of approximately $2,327,760. In addition, in connection with the issuance of the Series F-1 Preferred Stock, the Purchasers will receive five-year warrants to purchase an aggregate of 23,902,602 shares of Common Stock (defined below) (the “Warrants”). The Warrants will be exercisable at an exercise price of $0.1499 per share of the Company’s common stock, $0.0001 par value per share (“Common Stock”), subject to certain adjustments as set forth in the Warrants. The holders may exercise the Warrants on a cashless basis if the shares of our Common Stock underlying the Warrants are not then registered pursuant to an effective registration statement. The obligations of the Company and the Purchasers to consummate the transactions contemplated by the Purchase Agreement are subject to the satisfaction on or prior to the Closing of customary closing conditions.

At Closing, the Company and the Purchasers will enter into a Registration Rights Agreement whereby the Company shall file a registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Series F-1 Preferred Stock and upon exercise of the Warrants within 30 calendar days following the Closing. The Company shall use its best efforts to have the registration statement declared “effective” within the earlier of 90 calendar days from the Closing or 5 business days from the date the Company is notified (orally or in writing, whichever is earlier) by the Securities and Exchange Commission that such registration statement will not be reviewed or will not be subject to further review.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The information set forth in “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” relating to the Series F-1 Preferred Stock is incorporated by reference herein in its entirety. The foregoing description of the Series F-1 Preferred Stock, the Certificate of Designation, the Warrants, the Purchase Agreement, and the Registration Rights Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 3.2, 4.1, 10.1, and 10.2, respectively.

Series F-2 Preferred Stock Offering

On June 14, 2023, the Company entered into a Securities Purchase Agreement (the “F-2 Purchase Agreement”) with certain accredited investors (the “F-2 Purchasers”), pursuant to which, at the closing of the transactions contemplated by the Purchase Agreement (the “F-2 Closing”) the F-2 Purchasers agreed to purchase an aggregate of 1,153 shares of the Company’s newly created Series F-2 Convertible Preferred Stock (“Series F-2 Preferred Stock”) for an aggregate purchase price of approximately $748,735. In addition, in connection with the issuance of the Series F-2 Preferred Stock, the F-2 Purchasers will receive five-year warrants to purchase an aggregate of 7,496,749 shares of Common Stock (defined below) (the “F-2 Warrants”). The F-2 Warrants will be exercisable at an exercise price of $0.1538 per share of Common Stock, subject to certain adjustments as set forth in the F-2 Warrants. The holders may exercise the F-2 Warrants on a cashless basis if the shares of our Common Stock underlying the F-2 Warrants are not then registered pursuant to an effective registration statement. The obligations of the Company and the F-2 Purchasers to consummate the transactions contemplated by the F-2 Purchase Agreement are subject to the satisfaction on or prior to the F-2 Closing of customary closing conditions.

At the F-2 Closing, the Company and the F-2 Purchasers will enter into a Registration Rights Agreement whereby the Company shall file a registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Series F-2 Preferred Stock and upon exercise of the F-2 Warrants within 30 calendar days following the Closing. The Company shall use its best efforts to have the registration statement declared “effective” within the earlier of 90 calendar days from the F-2 Closing or 5 business days from the date the Company is notified (orally or in writing, whichever is earlier) by the Securities and Exchange Commission that such registration statement will not be reviewed or will not be subject to further review.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The information set forth in “Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” relating to the Series F-2 Preferred Stock is incorporated by reference herein in its entirety. The foregoing description of the Series F-2 Preferred Stock, the F-2 Certificate of Designation, the F-2 Warrants, the Registration Rights Agreement, and the F-2 Purchase Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 3.3, 4.2, 10.2, and 10.3, respectively.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” relating to the issuance of the Series F-1 Preferred Stock and Warrants pursuant to the Purchase Agreement and the Series F-2 Preferred Stock and F-2 Warrants pursuant to the F-2 Purchase Agreement is incorporated by reference herein in its entirety. The Company will issue the Series F-1 Preferred Stock, the Warrants, the Series F-2 Preferred Stock, and the F-2 Warrants in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Purchasers are “accredited investors” as such term is defined in Regulation D promulgated under the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Certificate of Amendment to Increase Authorized Shares

In addition, on June 9, 2023, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to amend its Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.0001 per share, to 800,000,000 shares.

The Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the Certificate of Amendment is not complete and is qualified in their entirety by the contents of the Certificate of Amendment.

Series F-1 Certificate of Designation

In addition, on June 13, 2023, the Company filed a Certificate of Designation for its Series F-1 Preferred Stock with the Secretary of State of Delaware (the “Certificate of Designation”). The following is only a summary of the Certificate of Designation, and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Designation, Amount, and Par Value. The number of shares of Series F-1 Preferred Stock designated is 9,052. The shares of Series F-1 Preferred Stock have a par value of $0.0001 per share and a stated value of $1,000 per share.

Conversion Price. The Series F-1 Preferred Stock will be convertible into shares of Common Stock at an initial conversion price of $0.1499 (subject to adjustment pursuant to the Certificate of Designation) (the “Conversion Price”).

Dividends. The Series F-1 Preferred Stock will accrue dividends at a rate of 10% per annum (the “Dividend Rate”) payable on the first calendar day of each month in shares of Common Stock, cash, or a combination of the two, at the Company’s option. If any shares of Series F-1 Preferred Stock remain outstanding on the eighteen (18) month anniversary of the Initial Issuance Date (as defined in the Certificate of Designation), the Dividend Rate will increase by thirty percent (30%) on the first calendar day of each quarter until no shares of Series F-1 Preferred Stock remain outstanding.

Liquidation. In the event of a Liquidation Event (as defined in the Certificate of Designation), the holders the Series F-1 Preferred Stock shall be entitled to receive in cash out of the assets of the Company, before any amount shall be paid to the holders of any other shares of capital stock of the Company, equal to the sum of (i) the Black Scholes Value (as defined in the Warrants) with respect to the outstanding portion of all Warrants held by such holder of Series F-1 Preferred Stock (without regard to any limitations on the exercise thereof) as of the date of such event and (ii) the greater of (A) 125% of the Conversion Amount (as defined below) on the date of such payment and (B) the amount per share such holder of Series F-1 Preferred Stock would receive if they converted such share of Series F-1 Preferred Stock into Common Stock immediately prior to the date of such payment

Company Redemption. The Company may redeem all, or any portion, of the Series F-1 Preferred Stock for cash, at a price per share of Series F-1 Preferred Stock equal to the greater of (i) the sum of the stated value plus any declared and unpaid dividends on such share of Series F-1 Preferred Stock (the “Conversion Amount”), and (ii) solely if an Equity Conditions Failure (as defined in the Certificate of Designation) exists, the product of (1) the Conversion Amount divided by the Conversion Price with respect to the amount being redeemed by the Company multiplied by (2) the greatest Closing Sale Price (as defined in the Certificate of Designation) of the Common Stock on any trading day during the period commencing on the date immediately preceding the notice given by the Company of such redemption and ending on the trading day immediately prior to the date the Company makes the entire payment required to be made for such redemption.

Maximum Percentage. Holders of Series F-1 Preferred Stock are prohibited from converting shares of Series F-1 Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be initially set at 4.99% and thereafter adjusted by the holder to a number between 4.99% and 9.99%) (the “Maximum Percentage”) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights. The holders of Series F-1 Preferred Stock shall have the right to vote with the holders of shares of Common Stock, voting together as one class, with a number of votes per share of Series F-1 Preferred Stock as is equal to the number of shares of Common Stock into which it is the Series F-1 Preferred Stock is then convertible (subject to the Maximum Percentage) on all matters in which the holders of Series F-1 Preferred Stock are permitted to vote with the class of shares of Common Stock pursuant to applicable law. Holders of Series F-1 Preferred Stock are also entitled to vote as a class as expressly provided in the Certificate of Designations and where required pursuant to applicable law.

Series F-2 Certificate of Designation

In addition, on June 15, 2023, the Company filed a Certificate of Designation for its Series F-2 Preferred Stock with the Secretary of State of Delaware (the “F-2 Certificate of Designation”). The following is only a summary of the F-2 Certificate of Designation, and is qualified in its entirety by reference to the full text of the F-2 Certificate of Designation, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated by reference herein.

Designation, Amount, and Par Value. The number of shares of Series F-2 Preferred Stock designated is 9,052. The shares of Series F-2 Preferred Stock have a par value of $0.0001 per share and a stated value of $1,000 per share.

Conversion Price. The Series F-2 Preferred Stock will be convertible into shares of Common Stock at an initial conversion price of $0.1538 (subject to adjustment pursuant to the F-2 Certificate of Designation) (the “F-2 Conversion Price”).

Dividends. The Series F-2 Preferred Stock will accrue dividends at a rate of 10% per annum (the “Dividend Rate”) payable on the first calendar day of each month in shares of Common Stock, cash, or a combination of the two, at the Company’s option. If any shares of Series F-2 Preferred Stock remain outstanding on the eighteen (18) month anniversary of the Initial Issuance Date (as defined in the F-2 Certificate of Designation), the Dividend Rate will increase by thirty percent (30%) on the first calendar day of each quarter until no shares of Series F-2 Preferred Stock remain outstanding.

Liquidation. In the event of a Liquidation Event (as defined in the F-2 Certificate of Designation), the holders the Series F-2 Preferred Stock shall be entitled to receive in cash out of the assets of the Company, before any amount shall be paid to the holders of any other shares of capital stock of the Company, equal to the sum of (i) the Black Scholes Value (as defined in the F-2 Warrants) with respect to the outstanding portion of all F-2 Warrants held by such holder of Series F-2 Preferred Stock (without regard to any limitations on the exercise thereof) as of the date of such event and (ii) the greater of (A) 125% of the F-2 Conversion Amount (as defined below) on the date of such payment and (B) the amount per share such holder of Series F-2 Preferred Stock would receive if they converted such share of Series F-2 Preferred Stock into Common Stock immediately prior to the date of such payment

Company Redemption. The Company may redeem all, or any portion, of the Series F-2 Preferred Stock for cash, at a price per share of Series F-2 Preferred Stock equal to the greater of (i) the sum of the stated value plus any declared and unpaid dividends on such share of Series F-2 Preferred Stock (the “F-2 Conversion Amount”), and (ii) solely if an Equity Conditions Failure (as defined in the F-2 Certificate of Designation) exists, the product of (1) the F-2 Conversion Amount divided by the F-2 Conversion Price with respect to the amount being redeemed by the Company multiplied by (2) the greatest Closing Sale Price (as defined in the F-2 Certificate of Designation) of the Common Stock on any trading day during the period commencing on the date immediately preceding the notice given by the Company of such redemption and ending on the trading day immediately prior to the date the Company makes the entire payment required to be made for such redemption.

Maximum Percentage. Holders of Series F-2 Preferred Stock are prohibited from converting shares of Series F-2 Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be initially set at 4.99% and thereafter adjusted by the holder to a number between 4.99% and 9.99%) (the “F-2 Maximum Percentage”) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights. The holders of Series F-2 Preferred Stock shall have the right to vote with the holders of shares of Common Stock, voting together as one class, with a number of votes per share of Series F-2 Preferred Stock as is equal to the number of shares of Common Stock into which it is the Series F-2 Preferred Stock is then convertible (subject to the F-2 Maximum Percentage) on all matters in which the holders of Series F-2 Preferred Stock are permitted to vote with the class of shares of Common Stock pursuant to applicable law. Holders of Series F-2 Preferred Stock are also entitled to vote as a class as expressly provided in the F-2 Certificate of Designations and where required pursuant to applicable law.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation, as amended, filed with the Secretary of State of Delaware
3.2	Series F-1 Certificate of Designations filed with the Secretary of State of Delaware.
3.3	Series F-2 Certificate of Designations filed with the Secretary of State of Delaware.
4.1	Form of Warrant.
4.2	Form of F-2 Warrant.
10.1	Form of Securities Purchase Agreement, dated June 13, 2023, between the Company and the Purchasers.
10.2	Form of Registration Rights Agreement
10.3	Form of Securities Purchase Agreement, dated June 14, 2023, between the Company and the F-2 Purchasers
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2023	CROWN ELECTROKINETICS CORP.

	By:	/s/ Doug Croxall
	Name:	Doug Croxall
	Title:	Chief Executive Officer